UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-21769

Pyxis Special Situations Fund

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Pyxis Capital, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2012	Pyxis Special Situations Fund

Principal Amount ($)		Value ($)
US Senior Loans (a)—6.3%
Utility—6.3%
190,310	Texas Competitive Electric Holdings Co., LLC 2017 Term Loan, 4.76%, 10/10/17	131,410

	Total US Senior Loans (Cost $163,991)	131,410

Corporate Notes and Bonds (b)—1.4%
Healthcare—1.4%
270,116	Celtic Pharma Phinco B.V. PIK (c) (d)	28,257

	Total Corporate Notes and Bonds (Cost $212,562)	28,257

Shares
Common Stocks (e)—94.6%
Diversified Media—9.8%
6,363	Metro-Goldwyn-Mayer, Inc., Class A	204,411

Healthcare—11.3%
140,740	Genesys Limited, LP (d)	235,036

Service—72.2%
93,061	Safety-Kleen Systems, Inc. (d)	1,507,583

Wireless Communications—1.3%
24,889	Pendrell Corp., Class A	28,125

	Total Common Stocks (Cost $1,124,701)	1,975,155

Registered Investment Company—49.5%
1,034,202	Federated Prime Obligations Fund	1,034,202

	Total Registered Investment Company (Cost $1,034,202)	1,034,202

Total Investments—151.8%		3,169,024

(Cost of $2,535,456) (f)
Other Assets & Liabilities, Net—(51.8)%		(1,080,771)

Net Assets applicable to Common Shareholders—100.0%		2,088,253

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2012, these securities amounted to $28,257 or 1.4% of net assets.
(c)	The issuer is in default of its payment obligation. Income is not being accrued.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $1,770,876, or 84.8% of net assets, were fair valued as of September 30, 2012.
(e)	Non-income producing security.
(f)	Cost for U.S. Federal income tax purposes is $2,535,456.
PIK	Payment-in-Kind

See accompanying Notes to Investment Portfolio.

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NOTES TO INVESTMENT PORTFOLIO

As of September 30, 2012 (unaudited)	Pyxis Special Situations Fund

Security Valuation

In computing the Pyxis Special Situations Fund (“the Fund”) net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange, NSDAQ, or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities where there are no readily available market quotations, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Pyxis Capital, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and has been approved by the Fund’s Board of Trustees (the “Board” or “Trustees”).

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise do not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s Net Asset Value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

As of September 30, 2012, the Fund did not hold any short term positions or repurchase agreements.

Fair Value Measurements:

Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

As of September 30, 2012, the Fund’s investments consisted of senior loans, corporate notes and bonds and common stock. The fair value of the Fund’s loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. During the period ended September 30, 2012, there were no significant transfers between Level 1, Level 2 and Level 3 on the Fund.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

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NOTES TO INVESTMENT PORTFOLIO

As of September 30, 2012 (unaudited)	Pyxis Special Situations Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2012 is as follows:

Investments in Securities	Total Value as of September 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Diversified Media	$204,411	$—	$—	$204,411
Healthcare	235,036	—	—	235,036
Service	1,507,583	—	—	1,507,583
Wireless Communication	28,125	28,125	—	—
Registered Investment Company	1,034,202	1,034,202	—	—
Debt
Senior Loans	131,410	—	131,410	—
Corporate Debt	28,257	—	—	28,257

Total	$3,169,024	$1,062,327	$131,410	$1,975,287

The Fund did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2012.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended September 30, 2012.

Assets at Fair Value Using Unobservable Inputs (Level 3)	Balance as of December 31, 2011	Transfers into Level 3	Transfers out of Level 3	Net amortization (accretion) of premium/ (discount)	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Gross purchases*	Gross sales*	Balance as of September 30, 2012
Common Stocks
Diversified Media	$137,864	$—	$—	$—	$—	$66,547	$—	$—	$204,411
Healthcare	240,665	—	—	—	—	(5,629)	—	—	235,036
Service	1,186,524	—	—	—	—	321,059	—	—	1,507,583
Debt
Corporate Debt	55,017	—	—	7,138	—	(33,899)	—	—	28,257

Total	$1,620,070	$—	$—	$7,138	$—	$348,078	$—	$—	$1,975,287

*	Includes any applicable borrowing and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.

The net unrealized gain/(loss) presented in the table above relates to investments that are still held at September 30, 2012.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments that are unobservable.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of material Level 3 investments:

Fund and Category	Ending Balance at 9/30/2012	Valuation Technique	Unobservable Inputs	Input Value(s)
Pyxis Special Situations Fund
Debt	$28,257	Liquidation Analysis	Discount Rate	25%
Common Stocks	1,947,030	Fair Valuation -Multiple Scenarios	Discount Rate	26%
			Scenario Probabilities	25%
		Third-Party Pricing Vendor		32.12
		Liquidation Analysis	Scenario Probabilities	50%

Total	$1,975,287

The significant unobservable input used in the fair value measurement of the Fund’s debt investments is the discount rate. A significant increase or decrease in this input would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

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Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pyxis Special Situations Fund

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer (principal executive officer)
Date 11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer (principal executive officer)
Date 11/27/12

By (Signature and Title)*	/s/ Brian Mitts
Brian Mitts, Chief Financial Officer and Treasurer (principal financial officer)
Date 11/27/12

* Print the name and title of each signing officer under his or her signature.